MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.
Central Place
4370 Dominion Street, 3rd Floor
Burnaby, British Columbia
Canada V5G 4L7
Telephone: (604) 320-7227
Facsimile: (604) 320-7257

April 5, 2002

Narragansett I, LP 153 East 53rd Street 26th Floor New York, NY 10022 U.S.A.	Narragansett Offshore Ltd. 153 East 53rd Street 26th Floor New York, NY 10022 U.S.A.
Pequot Scout Fund, L.P. 500 Nyala Farm Road Westport, CT 06880 U.S.A.	SDS Merchant Fund L.P. One Sound Shore Drive, Second Floor Greenwich, CT 06830 U.S.A.

Dear Sirs:

Re: Merlin Software Technologies International, Inc. ("Merlin") - Series A 10% Senior Secured Convertible Notes (the "Series A Notes") and Series A Warrants (the "Warrants")

We refer to the Note and Warrant Purchase Agreement (the "Agreement") dated as of August 18, 2000 among Merlin, Merlin Software Technologies, Inc. (the "Subsidiary"), Narragansett I, L.P., Narragansett Offshore Ltd., Pequot Scout Fund, L.P. and SDS Merchant Fund, L.P. (collectively, the "Noteholders").

Under the Agreement, Merlin and the Subsidiary have covenanted and agreed that, so long as at least 10% of the aggregate principal amount of the Series A Notes remains outstanding, neither Merlin nor the Subsidiary shall, without the prior written consent of persons owning a majority in interest of the aggregate principal amount of the Series A Notes undertake certain specified actions. Based on our review of various corporate actions taken since the date of the Agreement, it would appear that we are technically in breach of the requirement to seek such written consent in respect to the following. We hereby represent and warrant that the breaches identified in paragraphs (a) - (e) below, and the possible breach identified in paragraph (f) below, are specified on Schedule A attached hereto and made a part hereof:

(a) any amendment to our bylaws (paragraph 5.1(a) of the Agreement);

(b) the entering into of any bank or non-trade indebtedness for borrowed money in excess of $500,000 in the aggregate (paragraph 5.1(j) of the Agreement);

(c) the approval of any material legal settlement in excess of $5,000 (paragraph 5.1(p) of the Agreement);

(d) the grant or issuance of 758,000 stock options or other convertible securities of Merlin at below fair market value on the date of grant, as set forth on Schedule B attached hereto, other than the issuance of up to 750,000 options to incoming management and current and future employees at a maximum discount of 20% below the fair market value on the date of the grant pursuant to any employee stock option plan existing on August 18, 2000 (paragraph 5.1(q) of the Agreement);

(e) an increase in the size of our board of directors (paragraph 5.1(u) of the Agreement); and

(f) the repricing of 451,000 stock options to an exercise price below fair market value on the effective date of the repricing, as set forth on Schedule B attached hereto, might possibly constitute a breach of paragraph 5.1(q) of the Agreement which does not, by its specific terms, apply to the repricing of any options.

In addition, we have negotiated a bridge loan with SDS Merchant Fund, L.P. without regard to the right of first refusal granted to the Noteholders under section 5.6 of the Agreement.

Since we effect all mandated filings with the Securities and Exchange Commission (the "SEC") via the EDGAR system which is accessible to the public, we have not been providing the Noteholders with copies of our quarterly financial statements, our annual financial statements and reports, and our other SEC filings, contrary to our obligations to do so pursuant to the terms of the Series A Notes and the Warrants.

The foregoing provisions are independent of the adjustments to the conversion price under section 3.7 of the Series A Notes, and the adjustments to the number and exercise price of the Warrants under section 4.3, 4.4 and 4.5 of the Warrants, that are to occur upon certain distributions of securities by Merlin. It would appear that certain distributions of securities to our employees and consultants may have triggered such adjustment provisions. If so, we are also in breach of our covenant in the Series A Notes and the Warrants to promptly compute any such adjustments and to prepare and furnish to the Noteholders certificates setting forth such adjustments.

Since the majority of the corporate actions giving rise to the breaches referred to herein have been effected with the view to permitting Merlin to continue with its business operations, ultimately for the benefit of the Noteholders, we are requesting, based upon the facts and representations set forth in this letter, that each of the Noteholders:

1. waive any breaches of the Agreement specifically referred to in Schedule A attached hereto, which have occurred prior to the date of this letter;

2. waive its rights to adjustments to the conversion price under Notes, and to adjustments to the number and exercise price of the Warrants, in respect of the distributions of securities by Merlin listed in Schedule B attached hereto;

3. waive its rights of first refusal in connection with the bridge loan from SDS Merchant Fund, L.P.; and

4. waive the requirement of Merlin to seek prior written consent of persons owning a majority in interest of the aggregate principal amount of the Series A Notes under paragraph 5.1(j) of the Agreement, in respect of additional advances under the bridge loan from SDS Merchant Fund, L.P. that may occur on and after the date of this letter, regardless of the fact that such advances may exceed $500,000 in the aggregate.

If this is acceptable to you, please sign and return the enclosed duplicate copy of this letter. By executing this letter, you do not waive any other rights or remedies that you may have under the Agreement, the Notes, the Warrants or otherwise.

If you have any questions, please call the writer at the telephone number set forth above.

Sincerely,

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.

By:

/s/ Robert Heller
Robert Heller, President and CEO

We hereby agree to the foregoing:

NARRAGANSETT I, L.P. a Delaware limited partnership

By: /s/ Joseph L. Dowling III
 Name: Joseph L. Dowling III
Title: Managing Member
DATED: April _____, 2002

We hereby agree to the foregoing:

NARRAGANSETT OFFSHORE LTD. a Cayman Island corporation
By its Investment Manager,
Leo Holdings, L.L.C.

By: /s/ Joseph L. Dowling III
 Name: Joseph L. Dowling III
Title: Managing Member
DATED: April _____, 2002

We hereby agree to the foregoing:

PEQUOT SCOUT FUND, L.P. a Delaware limited partnership
By its Investment Advisor
Pequot Capital Management, Inc.

By: /s/ Steve Pakutka
 Name: Steve Pakutka
Title: Vice President
DATED: April _____, 2002

We hereby agree to the foregoing:

SDS MERCHANT FUND, L.P. a Delaware limited partnership
By its Managing Member
SDS Capital Partners, L.L.C.

By: /s/ Steven Derby
 Name: Steven Derby
Title: Managing Member
DATED: April 12, 2002

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.
Central Place
4370 Dominion Street, 3rd Floor
Burnaby, British Columbia
Canada V5G 4L7
Telephone: (604) 320-7227
Facsimile: (604) 320-7257

SCHEDULE "A" TO WAIVER LETTER DATED APRIL 5, 2002

The following is a list of breaches of certain covenants contained in:

1. the Note and Warrant Purchase Agreement, dated as of August 18, 2000 (the "Note and Warrant Purchase Agreement"), among Merlin Software Technologies International, Inc. ("Merlin"), Merlin Software Technologies, Inc. (the "Subsidiary"), Narragansett I, L.P., Narragansett Offshore Ltd., Pequot Scout Fund, L.P. and SDS Merchant Fund, L.P. (collectively, the "Noteholders");

2. the Series A 10% Senior Secured Convertible Note Agreements, dated as of August 18, 2000 (the "Convertible Note Agreements"), between Merlin, the Subsidiary and each of the respective Noteholders; and

3. Warrant Agreements, dated as of August 18, 2000 (the "Warrant Agreements"), between Merlin and each of the respective Noteholders.

Note and Warrant Purchase Agreement:

1. Section 5.1(a) - the proposed amending of Merlin's by-laws to change the date when Merlin can hold its Annual General Meeting;1

2. Section 5.1(j) - the entering into of the bridge loan agreement with SDS Merchant Fund, L.P. ("SDS") in excess of $500,000 in the aggregate;1

3. Section 5.1(p) - the entering into of the legal settlement on May 10, 2001 with Rocket Builders Canada Limited whereby Merlin agreed to pay the sum of CDN$147,178.95;1

4. Section 5.1(l) - the issuance of 500,000 shares on March 5, 2001 to Equity Trust S.A. in exchange for a promissory note in the principal amount of $250,000;1

5. Section 5.1(q) - the grant or issuance any stock options or other convertible securities of Merlin at below fair market value on the date of grant, other than the issuance of up to 750,000 options to incoming management and current and future employees at a maximum discount of 20% below the fair market value on the date of the grant pursuant to any employee stock option plan existing on August 18, 2000;1, 2

6. Section 5.1(u) - the approval of the increase in the size of Merlin's board of directors on October 4, 2000 from three to four (and the further increase to the board's current size of eight directors);1

7. Section 5.3 - failing to provide the Noteholders with a copy of each report that is filed with the Securities and Exchange Commission (the "SEC"); and

8. Section 5.6 - the entering into of the bridge loan agreement with SDS without providing the required right of first refusal to the Noteholders.

Convertible Note Agreements:

1. Section 3.7(j) - failing to prepare and furnish the Noteholders with a certificate setting forth adjustments to the fixed conversion price upon the occurrence of each adjustment or readjustment of the conversion price;

2. Section 5(a) - failing to obtain the consent of at least 50% of the aggregate principal amount of the notes for effecting or taking any actions (as detailed above) described in Section 5.1 of the Note and Warrant Purchase Agreement; and

3. Section 6 - failing to provide the Noteholders with a copy of each report that is filed with the SEC as is required by Section 5.3 of the Note and Warrant Purchase Agreement.

Warrant Agreements:

1. Section 4 and 5.1 - failing to prepare and furnish the Noteholders with a certificate setting forth the event requiring the adjustment and the method by which such adjustment was calculated; and

2. Sections 13 - failing to provide the Noteholders with a copy of quarterly and annual financial statements and any other reports that are filed with the SEC.

Notes:

1. Actions requiring the prior written consent of persons owning a majority in interest of the aggregate principal amount of the Series A Notes.

2. Merlin shall provide to the holders of the Series A Notes no later than April 15, 2002 a list of all stock options and other convertible securities issued by it between August 18, 2000 and April 5, 2002.

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.
Central Place
4370 Dominion Street, 3rd Floor
Burnaby, British Columbia, Canada V5G 4L7
Telephone: (604) 320-7227
Facsimile: (604) 320-7257

SCHEDULE "B" TO WAIVER LETTER DATED APRIL 5, 2002

TABLE A OPTIONS GRANTED AT BELOW FAIR MARKET VALUE ON DATE OF GRANT
Optionee	Options Granted	Date of Grant	Exercise Price	Close Price Date of Grant

Jeffrey, Terry	50,000	10/01/00	0.350	1.380
O'Reilly, Kevin	20,000	01/04/01	0.210	0.340
Ormerod, Sarah-Jane	12,000	05/07/01	0.160	0.300
Halischuk, Randy	12,000	08/01/01	0.180	0.200
Lirag, Jay	12,000	08/16/01	0.144	0.160
Herringer, Jim	12,000	08/20/01	0.135	0.150
Alberto, Carlos	12,000	09/04/01	0.207	0.230
Mattice, Laurie	12,000	09/10/01	0.225	0.250
Geernaert, T	12,000	09/24/01	0.135	0.150
Bob Bell	150,000	09/30/01	0.160	0.220
Bob Bell	50,000	01/01/02	0.320	0.530
Chris Bogart	150,000	09/30/01	0.160	0.220
Chris Bogart	50,000	01/01/02	0.320	0.530
Way, John	12,000	10/15/01	0.162	0.180
Lynas, Andrew Mark	12,000	11/05/01	0.160	0.170
Gilson, Tabitha	8,000	11/13/01	0.160	0.200
Janice Feldman	50,000	12/10/01	0.200	0.280
Wang, Wei	12,000	12/17/01	0.350	0.490
Tu, Tony	12,000	01/02/02	0.350	0.570
Priecel, Ivan	12,000	01/07/02	0.350	0.600
Smith, Robin	12,000	01/07/02	0.350	0.600
Coleman, Jeff	12,000	01/09/02	0.350	0.520
Yang, Bo	12,000	01/22/02	0.350	0.410
Jones, John	12,000	01/23/02	0.350	0.430
Watson, Margaret	12,000	02/01/02	0.350	0.440
Luk, Joseph	12,000	02/13/02	0.459	0.510
Ignatov, Georgy	12,000	02/18/02	0.423	0.470
Philley, Kris	12,000	02/20/02	0.350	0.470
Catherine Cheng	12,000	02/25/02	0.405	0.450
McKay, Andy	12,000	02/25/02	0.405	0.450
Debogorski, Tony	12,000	03/04/02	0.297	0.330
Guerin, Michel	12,000	03/04/02	0.297	0.330
Mould, Mark	12,000	03/25/02	0.360	0.400
Whitcombe, Ted	12,000	03/25/02	0.360	0.400
TOTAL	758,000

TABLE B OPTIONS REPRICED AT BELOW FAIR MARKET VALUE ON EFFECTIVE DATE OF REPRICING
Optionee	Options Repriced	Date of Repricing	New Exercise Price	Close Price Date of Repricing

Trevor McConnell	48,000	March 1, 2001	$0.35	$0.47
Haide-Anne James	1,000	March 1, 2001	$0.35	$0.47
Patricia Negus	40,000	March 1, 2001	$0.35	$0.47
William Negus	40,000	March 1, 2001	$0.35	$0.47
Douglas West	100,000	March 1, 2001	$0.35	$0.47
Robert Heller	150,000	March 1, 2001	$0.35	$0.47
Webb Green	36,000	March 1, 2001	$0.35	$0.47
Hank Barber	36,000	March 1, 2001	$0.35	$0.47
TOTAL	451,000